Shareholders’ Equity	6 Months Ended
Jun. 30, 2026
Shareholders’ Equity [Abstract]
SHAREHOLDERS’ EQUITY

13. Shareholders’ equity

Ordinary shares

On June 6, 2025, the Company registered 7,000,000 ordinary shares, US$ 0.00005 par value per share for equity incentive plan of which 5,000,000 Class A ordinary shares issued to Mr. Shek Kin Pong, the Controlling Shareholder of the Company, and 2,000,000 Class A ordinary shares issued to independent third parties on June 23, 2025.

On January 28, 2026, the Board of Directors approved a 1-for-50 reverse stock split of the Company’s Class A ordinary shares and Class B ordinary shares, which became effective on March 6, 2026. As a result, every fifty issued and outstanding Class A and Class B ordinary shares were consolidated into one share, respectively. Following the reverse stock split, the Company’s authorized share capital was adjusted to 20,000,000 shares, consisting of 18,000,000 Class A ordinary shares and 2,000,000 Class B ordinary shares, with a par value of $0.0025 per share

On July 1, 2026, the Company entered into a definitive private subscription agreement with Mr. Shek Kin Pong, the Chairman of the Board and Chief Executive Officer of the Company. Pursuant to the terms of the subscription agreement, Mr. Shek agreed to purchase from the Company 1,465,043 newly issued Class B ordinary shares of the Company at a purchase price of US$0.9363 per share, for an aggregate subscription amount of US$1,371,720. The transaction closed on July 2, 2026. The Shares constitute newly issued Class B ordinary shares of the Company and rank pari passu in all respects with the Company’s existing Class B ordinary shares. Following the closing of the transaction, Mr. Shek beneficially owns 296,000 Class A ordinary shares and 1,625,043 Class B ordinary shares of the Company, representing approximately 98.42% of the total voting power of the Company.

On August 28, 2026, the Company entered into a securities purchase agreement with several investors, pursuant to which the Company agreed to issue and sell, in a best-efforts offering, a total of 50,000,000 Class A ordinary shares at the price of $0.15 per Class A Ordinary Share for gross proceeds of $7.5 million. This offering closed on August 31, 2026. Following the closing of the offering, The Company’s outstanding Class A ordinary shares and Class B ordinary shares were 52,905,300 shares and 1,625,043 shares, respectively.

On September 2, 2026, the Company held an extraordinary general meeting (the “EGM”) to approve and authorize the consolidation of every five issued and unissued Class A ordinary shares into one (1) Class A ordinary share, at an aggregate ratio of one-for-five with effect from the day immediately following the date of the EGM. With the Class B ordinary shares remaining unconsolidated, and with the conversion rate applicable to the Class B ordinary shares being adjusted in accordance with the Company’s then effective memorandum and articles of association. The reverse split was effective on September 8, 2026.

On October 29, 2026, the Company held an EGM to approve and authorize the consolidation of its Class A ordinary shares on a 1-for-10 basis. Upon the effectiveness of the reverse stock split, every ten shares of the Company’s issued and outstanding Class A ordinary shares as of the effective date will automatically be combined into one Class A ordinary share. The Company’s Class B ordinary shares will not be subject to the Reverse Stock Split and will remain unchanged.

As of the date of this report, we had outstanding Class A and Class B shares of 1,058,109 shares and 1,625,043 shares, respectively.

Share award reserve

Share award reserve is recognized at the grant date, corresponding to the fair value of the awards granted. This reserve represents the cumulative amount recognized as expense over the vesting period